Research and development expenses - Summary of grants to research and development are credited (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of Grants to research and development are credited against costs [Abstract]
Gross research and development expenses	$ 3,356	$ 4,196	$ 4,953
Government grants credited	(676)	(2,301)	(568)
Net research and development expenses	$ 2,680	$ 1,895	$ 4,385